EXHIBIT 23

Consent of Independent Public Accountants

         As independent public accountants, we hereby consent to the incorporation of our report dated June 23, 2000, included in the Oryx Energy Company Capital Accumulation Plan 1999 annual report in this Form 11-K, into Kerr-McGee Corporation's previously filed Form S-8 File No. 333-28235.


                                                    (ARTHUR ANDERSEN LLP)
                                                     ARTHUR ANDERSEN LLP



Oklahoma City, Oklahoma
    June 28, 2000